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                                                                   Exhibit 10.47



             FIRST AMENDMENT TO ESCROW AGREEMENT (THE "AMENDMENT")


June 28, 1996


Corporate Stock Transfer, Inc.
Republic Plaza
370 17th Street, Suite 2350
Denver, Colorado  80202

Attention:  Ms. Carylyn Bell

Ladies and Gentlemen:

                 Reference is hereby made to that certain Escrow Agreement, dated as of June 3, 1996 (the "Escrow Agreement"), by and among Reddi Brake Supply Corporation, a Nevada corporation ("Reddi Brake"), Allen J. Sheerin (the "Shareholder") and Corporate Stock Transfer, Inc. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Escrow Agreement.

                 1. Deposit of Additional Shares into Escrow. Concurrently herewith, Reddi Brake has instructed you to issue Seventy-Six Thousand Six Hundred Eighty-Seven (76,687) shares of Reddi Brake Common Stock (the "Additional Shares"), valued at $125,000, to the Shareholder as part of the "Purchase Price" under the Stock Purchase Agreement, dated June 28, 1996, between Reddi Brake and the Shareholder. The Additional Shares, and the Stock Certificates representing them, shall be deposited by you into the Escrow Account. Shareholder shall concurrently deliver to you a stock power, endorsed in blank with his signature guaranteed by a Medallion bank; Shareholder further agrees to deliver such further stock powers, so endorsed, as may from time to time be necessary to accomplish (a) the adjustment specified in Section 3 of the Escrow Agreement or (b) any distributions under Section 4 of the Escrow Agreement. You shall hold all Additional Shares in the Escrow Account in accordance with the instructions contained in the Escrow Agreement. The Escrow Agreement is hereby amended so that all references to "Shares" include the Additional Shares deposited into the Escrow Account in accordance herewith.

                 2. Term of Escrow. Section 2 of the Escrow Agreement is hereby amended to read in its entirety as follows:

                 "The term of the Escrow (the "Escrow Period") shall commence on the date hereof and shall terminate on June 28, 1997; provided, however, that, pursuant to Paragraph 12.2 of the Purchase Agreement and Paragraph 11.2 of the Stock Purchase Agreement (the "Second Purchase Agreement"), dated June 28, 1996, between

                 Reddi Brake and the Shareholder, if any Claimed Loss under either the Purchase Agreement or the Second Purchase Agreement which has been asserted by Reddi Brake is pending or unresolved at the end of the Escrow Period, then Reddi Brake shall notify you in writing, not later than one day prior to the end of the Escrow Period, that the specified number of Shares subject to such Claimed Loss shall remain in the Escrow Account, and the Escrow Period shall be extended until the matter relating to such Claimed Loss has been terminated or otherwise resolved."

                 3. Adjustment to Number of Shares. Section 3 of the Escrow Agreement is hereby amended to read in its entirety as follows:

                 "Pursuant to Paragraph 12.1 of the Purchase Agreement, effective December 3, 1996, the number of Shares deposited into the Escrow Account on June 3, 1996 in accordance with the Purchase Agreement shall be adjusted so that the market value of such Shares then held in the Escrow Account (based on the average closing and bid prices on such date, as reported by The NASDAQ Stock Market or, if Reddi Brake's Common Stock is no longer reported thereon, the then-relevant market or system) equals $125,000, and pursuant to Paragraph 11.1 of the Second Purchase Agreement, effective December 28, 1996, the number of Shares deposited into the Escrow Account on June 28, 1996 in accordance with the Second Purchase Agreement shall be adjusted so that the market value of such Shares then held in the Escrow Account (based on the average closing and bid prices on such date, as reported by The NASDAQ Stock Market or, if Reddi Brake's Common Stock is no longer reported thereon, the then-relevant market or system) equals $125,000; provided, however, that any number of Shares subject to a Claimed Loss asserted by Purchaser under either the Purchase Agreement or the Second Purchase Agreement prior to such dates shall not be so adjusted. If on such dates additional Shares must be deposited into the Escrow Account in order to bring the market value of the relevant Shares up to $125,000, Shareholder shall deliver to you stock certificates representing the requisite number of additional Shares of Reddi Brake Common Stock, which Shares shall be held in the Escrow Account in accordance with these instructions. If on such dates Shares must be released from the Escrow Account in order to bring the market value of the relevant Shares down to $125,000 (subject to the proviso at the end of the first sentence of this Section 3), promptly following a written certificate executed by Reddi Brake and Shareholder in the form attached hereto as Exhibit A, you
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                 shall deliver to Shareholder the number of Shares indicated
                 therein from the Escrow Account."

                 4. Instructions to Escrow Agent. Sections 4.1 and 4.2 of the Escrow Agreement are hereby amended to read in its entirety as follows:

                          "4.1    Distribution Pursuant to Purchase Agreements.
                 Pursuant to Paragraphs 12.2 and 11.2, respectively, of the Purchase Agreement and the Second Purchase Agreement, if Sellers or Shareholder, as the case may be, acknowledge their obligation for a Claimed Loss, Reddi Brake may promptly withdraw from the Escrow Account a number of Shares equal to the sum arrived at by dividing (a) the amount of the Claimed Loss by (b) the "Relevant Value" of the Shares. For this purpose, the "Relevant Value" of the Shares shall be (a) with respect to any Claimed Loss under the Purchase Agreement for which Purchaser has given notice to Sellers by December 3, 1996, or with respect to any Claimed Loss under the Second Purchase Agreement for which the Purchaser has given notice to Shareholder by December 28, 1996, $1.63, or (b) with respect to any Claimed Loss under the Purchase Agreement for which Purchaser has given Sellers notice on or after December 3, 1996, or with respect to any Claimed Loss under the Second Purchase Agreement for which the Purchaser has given Shareholder notice on or after December 28, 1996, the average between the closing offer and bid prices on such date (as reported on The NASDAQ Stock Market or, if Reddi Brake's Common Stock is no longer reported thereon, the then-relevant market or system). In connection therewith, promptly follow receipt of a written certificate executed by the appropriate parties in the form attached hereto as Exhibit B-1 or B-2, as applicable, you shall deliver to Reddi Brake, for cancellation or to be held as treasury shares, at the sole option and direction of Reddi Brake, the number of Shares indicated therein from the Escrow Account.

                          4.2 Distribution Pursuant to Arbitration. Pursuant to Paragraphs 12.2 and 12.3 and 11.2 and 11.3, respectively, of the Purchase Agreement, and the Second Purchase Agreement, if Sellers or Shareholder, as the case may be, deny such obligation for a Claimed Loss, Sellers or Shareholder, as the case may be, and Purchaser shall proceed to arbitration, with a determination of whether a Loss exists to be made by a three- person panel of arbitrators designated according to the rules of the American Arbitration Association. Upon Reddi Brake's delivering to you a written determination by such panel of arbitrators that Reddi Brake
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                 is entitled to Shares from the Escrow Account, you shall
                 deliver to Reddi Brake, for cancellation or holding as treasury shares, at the sole option and direction of Reddi Brake, the number of Shares indicated therein from the Escrow Account."

                 5. No Other Changes to Escrow Agreement. Except as provided herein, the Escrow Agreement shall remain unchanged and in full force and effect.


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                 6.       Counterparts.  This Amendment may be executed in one
or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

                                  Very truly yours,

                                  REDDI BRAKE SUPPLY


                                  By:
                                           ------------------------------------
                                           S. Gerald Birin
                                           Chief Financial Officer



                                  SHAREHOLDER



                                  ---------------------------------------------
                                  Allen J. Sheerin

The foregoing is accepted and
agreed to as of ________________, 1996

CORPORATE STOCK TRANSFER, INC.


By:
         ---------------------------------
         Carylyn Bell, President

                                   EXHIBIT A

                              FORM OF CERTIFICATE


                 Pursuant to Section 3 of that certain Escrow Agreement, dated June 3, 1996 (the "Escrow Agreement"), by and among Reddi Brake Supply Corporation, a Nevada corporation ("Reddi Brake"), Allen J. Sheerin and Corporate Stock Transfer, Inc., as Escrow Agent, the undersigned do hereby request the distribution to Allen J. Sheerin (the "Shareholder") of ______________ shares of the Common Stock, par value $.0001 per share, issued in the name of such Shareholder (the "Released Shares") and do hereby certify as follows:

                          (i)     This certificate is being furnished in
conformity with the terms of Section 3 of the Escrow Agreement; and

                          (ii)    The Shareholder is entitled to receipt of the
Released Shares pursuant to the provisions of [Section 12.1 of that certain Stock Purchase Agreement, dated as of May 28, 1996, among Reddi Brake, Allen J. Sheerin and Bryan Morford] or [Section 11.1 of that certain Stock Purchase Agreement, dated as of June 28, 1996, between Reddi Brake and Allen J. Sheerin].


                       REDDI BRAKE SUPPLY CORPORATION



                       By:
                          ------------------------------------------------
                          Name:
                               -------------------------------------------
                          Title:
                                ------------------------------------------




                       ---------------------------------------------------
                       Allen J. Sheerin





                                      A-1
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                                  EXHIBIT B-1

                              FORM OF CERTIFICATE


                 Pursuant to Section 4.1 of that certain Escrow Agreement, dated June 3, 1996 (the "Escrow Agreement"), by and among Reddi Brake Supply Corporation, a Nevada corporation ("Reddi Brake"), Allen J. Sheerin and Corporate Stock Transfer, Inc., as Escrow Agent, the undersigned do hereby request the distribution to Reddi Brake, for [cancellation or holding as treasury shares], of ______________ shares of Reddi Brake Common Stock, par value $.0001 per share, issued in the name of Allen J. Sheerin (the "Released Shares") and do hereby certify as follows:

                          (i)     This certificate is being furnished in
conformity with the terms of Section 4.1 of the Escrow Agreement; and

                          (ii)    Reddi Brake is entitled to receipt of the
Released Shares pursuant to the provisions of Section 12.2 of that certain Stock Purchase Agreement, dated as of May 28, 1996, among Reddi Brake, Allen J. Sheerin and Bryan Morford.


                         REDDI BRAKE SUPPLY CORPORATION



                         By:
                            ------------------------------------------------
                            Name:
                                 -------------------------------------------
                            Title:
                                  ------------------------------------------


                         SELLERS



                         ---------------------------------------------------
                         Allen J. Sheerin



                         ---------------------------------------------------
                         Bryan Morford





                                      B-1
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                                  EXHIBIT B-2

                              FORM OF CERTIFICATE


                 Pursuant to Section 4.1 of that certain Escrow Agreement, dated June 3, 1996 (the "Escrow Agreement"), by and among Reddi Brake Supply Corporation, a Nevada corporation ("Reddi Brake"), Allen J. Sheerin and Corporate Stock Transfer, Inc., as Escrow Agent, the undersigned do hereby request the distribution to Reddi Brake, for [cancellation or holding as treasury shares], of ______________ shares of Reddi Brake Common Stock, par value $.0001 per share, issued in the name of Allen J. Sheerin (the "Released Shares") and do hereby certify as follows:

                          (i)     This certificate is being furnished in
conformity with the terms of Section 4.1 of the Escrow Agreement; and

                          (ii)    Reddi Brake is entitled to receipt of the
Released Shares pursuant to the provisions of Section 11.2 of that certain Stock Purchase Agreement, dated as of June 28, 1996, between Reddi Brake and Allen J. Sheerin.


                            REDDI BRAKE SUPPLY CORPORATION



                            By:
                               ------------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------


                            SELLER



                            ---------------------------------------------------
                            Allen J. Sheerin





                                      B-2